EXHIBIT 10.45

                            STANDARD CONTRACT
                    CITY OF BOSTON/COUNTY OF SUFFOLK

                                                        CONTRACT NO. 9321

                  DEPARTMENT - INVOICE MAILING ADDRESS

                        Boston School Department
                Office Of The Business Manager 5th Floor
                             25 Court Street
                            Boston, MA 02108

                        SERVICE LOCATION ADDRESS

                        Boston School Department
         Helen Mont-Ferguson, Director/Food & Nutrition Services
                             25 Court Street
                            Boston, MA 02108

LINDLEY FOOD SERVICE CORP.
201 Wallace Street
New Haven CT

----------------------------------------------------------------------------
By     Account   Fund    Org    Program    Sub-C1    Project/Grant   Amount
----------------------------------------------------------------------------
2003    53201    200    101082    2650      0000       BPS03102     $974,200 FIN or SSN 061045536
----------------------------------------------------------------------------           ----------

---------------------------------------------------------------------------- Vendor ID 15347
                                                                                       ----------
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

=============================================================================================
DESCRIPTION OF SERVICES FOR WHICH CITY/COUNTY AGREES TO PAY IF RENDERED           TERM
IN ACCORDANCE WITH THE CONTRACT
DOCUMENTS ATTACHED AND/OR INCORPORATED BY REFERENCE (continue on separate
8-1/2" x 11" sheet(s) if necessary)
---------------------------------------------------------------------------------------------
PURCHASE OF EMERGENCY & REPLACEMENT MEALS & SANDWICHES FOR THE FOOD                (M/D/YY)
SERVICES DEPARTMENT
BID OPEN DATE: WEDNESDAY, MARCH 20, 2002                                          July 01,
BID#BPS 230                                                                       2002
                                                                                  -----------
     AWARD   Items 3528, 3529 3560, 3563, 3564, 3566, 3570, 3579 & 3581              thru

                                                                                  June 30,
                                                                                  2003
                                                                         TOTAL    -----------
                                                                         AMOUNT
                                                                         NOT TO
*INSERT BASIS OF COMPENSATION: $          PER HOUR / $       PER DIEM    EXCEED   $974,200.00
------------------------------------------------------------------------------------------------


AUDITOR

APPROVED AS TO AVAILABILITY OF
APPROPRIATION OR PURSUANT TO
ARTICLE 12.2 OF THE GENERAL
CONDITIONS

    IN THE AMOUNT OF

$       0
----------------------------

/s/
----------------------------
        SIGNATURE

          4/19/02
----------------------------
          DATE


CONTRACTOR

AGREES TO PROVIDE THE SERVICES
AS INDICATED IN ACCORDANCE
WITH THESE CONTRACT DOCUMENTS.
(IF CORPORATION, ATTACH
AUTHORITY TO SIGN.)


/s/
----------------------------
        SIGNATURE


  President
----------------------------
          TITLE

  March 5, 2002
----------------------------
          DATE

AWARDING AUTHORITY/OFFICIAL

ATTACH APPROVED LETTER OF
AWARD AND OTHER REQUIRED
DOCUMENTS

/s/
----------------------------
        SIGNATURE

   4/23/02
----------------------------
           DATE

ATTACHMENTS: (CHECK ALL APPLICABLE DOCUMENTS ATTACHED)

[X] AWARD LETTER
[X] ADVERTISEMENT
[ ] DETERMINATION TO USE RFP
[ ] JUSTIFICATION FOR REQ. CONTRACTS
[ ] LIVING WAGE FORMS
[X] BID OPENING CERTIFICATE
[ ] REGISTER OF PROPOSALS
[X] BID RESPONSE FORM
[ ] PROPOSAL/APPLICATION
[ ] CONTRACTOR CERTIFICATION
[X] PURCHASE DESCRIPTION/SPECIFICATIONS
[ ] EVALUATION CRITERIA (RFP'S)
[ ] PERFORMANCE BOND
[X] CERTIFICATE OF AUTHORITY
[X] NO-RISK CERTIFICATE
[ ] INSURANCE CERTIFICATE(S)
[ ] REQUIREMENTS CONTRACTS GENERAL CONDITIONS
[ ] SPECIAL AGREEMENT(S)

          Approved as to form by Corporation Counsel May, 1999
No payment will be made until the original copy of the executed contract is filed with the Auditing Department